Exhibit 10.1

AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 21, 2011 (the “Effective Date”), by and among TIDEWATER INC., a Delaware corporation (the “Company”), and its Domestic Subsidiaries (as defined in the Credit Agreement, as defined below) (together with the Company, collectively, the “Borrowers” and each individually, a “Borrower”), BANK OF AMERICA, N.A. and the other lenders party to the Credit Agreement from time to time (collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent.

WHEREAS, the Borrowers, the Lenders, and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of January 27, 2011 (as the same may be amended, amended and restated or otherwise modified and in effect from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers desire to amend certain provisions of the Credit Agreement as provided more fully herein;

WHEREAS, the Lenders have agreed to amend such provisions as provided more fully herein;

NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided therefor in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement.

2.01. Amendment to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by deleting the definition for “Availability Period” contained therein in its entirety and substituting in lieu thereof the following:

“Availability Period” means (a) in respect of the Revolving Credit Facility, the period from and including the Closing Date to the earliest of (i) the Maturity Date, (ii) the date of termination of the Revolving Credit Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02 and (b) in respect of the Term Facility, the period from and including the Closing Date to the earliest of (i) January 27, 2012 and (ii) the date of termination of the commitments of the respective Term Lenders to make Term Loans pursuant to Section 8.02.

2.02. Amendment to Section 2.07 (Repayment of Loans). Section 2.07 of the Credit Agreement is hereby further amended by deleting clause (a) contained therein and substituting in lieu thereof the following:

(a) Term Loans. Commencing with the fiscal quarter ending September 30, 2013, the Borrowers shall repay to the Term Lenders on the last day of each fiscal quarter an amount equal to 1.25% of the aggregate Outstanding Amount of the Term Loans on July 26, 2013 (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05); provided, however, that the final principal repayment installment of the Term Loans shall be repaid on the Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans outstanding on such date.

SECTION 3. Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders and the Administrative Agent as follows:

(a) Representations and Warranties in the Credit Agreement. The representations and warranties of the Loan Parties contained in Article V of the Credit Agreement or any other Loan Documents, or which are contained in any document or instrument furnished at any time under or in connection with the Credit Agreement or such Loan Document, were true and correct as of the date when made and continue to be true and correct on the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes of this clause (a), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement.

(b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

(c) Authorization; No Contravention. The execution, delivery and performance by each Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (a) contravene the terms of any of such Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject; or (c) violate any Law.

(d) Binding Effect. This Amendment, the Credit Agreement as amended hereby and each other Loan Document constitutes a legal, valid and binding obligation of such Borrower, enforceable against each Borrower that is party thereto in accordance with its terms, subject to (a) the effects of any Debtor Relief Laws, (b) implied covenants of good faith and fair dealing, and (c) general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e) No Default. No Default or Event of Default has occurred and is continuing.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date at the time that all the following conditions precedent have been satisfied:

(a) execution and delivery of an original counterpart of this Amendment by the Borrowers, the Administrative Agent and the Lenders;

(b) all corporate or other action necessary for the valid execution, delivery and performance by the Borrowers of this Amendment shall have been duly and effectively taken, and evidence thereof shall have been provided to the Administrative Agent; and

(c) the Borrowers shall have paid all of the reasonable out-of-pocket costs and expenses (including all reasonable attorney costs) in connection with the preparation, negotiation, execution and delivery of this Amendment and the implementation of the transactions contemplated hereby, or which are otherwise required to be paid under the Credit Agreement.

SECTION 5. Miscellaneous.

(a) Continuing Effect; No Other Consents or Amendments. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. No consent herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such consent or agreement, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar consents or agreements that may be requested for any future period and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrowers to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of any Lender or the Borrowers under the Credit Agreement or the other Loan Documents.

(b) References. From and after effectiveness of this Amendment, all of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

(c) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(d) Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

(e) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(f) Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Credit Agreement.

(g) Integration. This Amendment incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. This Amendment represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to subject matter hereof not expressly set forth or referred to herein.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

TIDEWATER INC.

By:	/s/ Quinn P. Fanning
	Name:	Quinn P. Fanning
	Title:	Executive Vice President and
Chief Financial Officer

CAJUN ACQUISITIONS, L.L.C.
GULF FLEET SUPPLY VESSELS, L.L.C.
HILLIARD OIL & GAS, INC.
JACKSON MARINE, L.L.C.
JAVA BOAT CORPORATION
POINT MARINE, L.L.C.
QUALITY SHIPYARDS, L.L.C.
S.O.P., INC.
SEAFARER BOAT, L.L.C.
T. BENETEE, L.L.C.
TIDEWATER OFFSHORE (GP-1984), INC.
TIDEWATER MARINE, L.L.C.
TIDEWATER MARINE ALASKA, INC.
TIDEWATER MARINE SAKHALIN, L.L.C.
TIDEWATER MARINE WESTERN, INC.
TIDEWATER MEXICO HOLDING, L.L.C.
TT BOAT CORPORATION
TWENTY GRAND (BRAZIL), L.L.C.
TWENTY GRAND MARINE SERVICE, L.L.C.
TWENTY GRAND OFFSHORE, L.L.C.
ZAPATA GULF MARINE, L.L.C.
ZAPATA GULF PACIFIC, L.L.C.

By:	/s/ Quinn P. Fanning
	Name:	Quinn P. Fanning
	Title:	Treasurer

(Signature Page to Tidewater Amendment No. 1)

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)

JPMORGAN CHASE BANK, N.A., as Lender

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)

WELLS FARGO BANK, N.A., as a Lender

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)

DNB NOR BANK ASA, as a Lender

By:
Name:
Title:

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)

COMPASS BANK, as a Lender

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)

WHITNEY NATIONAL BANK, as a Lender

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)

REGIONS BANK, as a Lender

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)

AMEGY BANK, N.A., as a Lender

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)

THE NORTHERN TRUST COMPANY, as a Lender

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)

MORGAN STANLEY BANK, N.A., as a Lender

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST SET FORTH ABOVE:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

(Signature Page to Tidewater Amendment No. 1)